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                                                                   EXHIBIT 10.22

                           [THE CIT GROUP LETTERHEAD]

August 11, 1997

United Merchandising Corp.
2525 East El Segundo Boulevard.
El Segundo, CA 90245

Dear Sirs:

We refer to the Financing Agreement, dated March 8, 1996 (as amended, the "Agreement") between United Merchandising Corp., as borrower (the "Company") and The CIT Group/Business Credit, Inc., as agent and lender (together with the other lenders, the "Lenders"). Capitalized terms not otherwise defined herein shall be as defined in the Agreement. The Company and the Lenders hereby agree that the Agreement is amended, as follows:

     1. All references to the "Chemical Bank Rate" and to "Chemical Bank" in the Agreement are hereby deleted in every instance where they appear, and "Chase Manhattan Bank Rate" and "The Chase Manhattan Bank", respectively, are inserted in lieu thereof.

     2. The first 2 sentences of paragraph 1 of Section 7 are hereby deleted, and the following are inserted in lieu thereof:

     Interest on the Revolving Loans (other than Libor Loans) shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the Chase Manhattan Bank Rate and the applicable following percentage:

     i) 0.75%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or less than $20,000,000;

     ii) 0.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is between $20,000,001 and $25,000,000;

     iii) 0.25%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is between $25,000,001 and $30,000,000;

     iv) 0.00%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) at the end of each fiscal quarter for the four fiscal quarters then ended, is equal to or greater than $30,000,000;

in all instances the applicable percentage will become effective the month following receipt of the financial statements (and the date of this letter) and will be computed on a per annum basis, on the average of the net balances (other than Libor Loans) owing by the Company in the Company's account at the close of each day during such month. Interest on the Revolving Loans which are Libor Loans shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the

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applicable Libor on each then outstanding Revolving Loan which is a Libor Loan and the applicable following percentage:

        i) 2.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or less than $20,000,000;

        ii) 2.25%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is between $20,000,001 and $25,000,000;

        iii) 2.00%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is between $25,000,001 and $30,000,000;

        iv) 1.75%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) fiscal quarter for the four fiscal quarters then ended, is between $30,000,001 and $35,000,000;

        v) 1.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $35,000,000;

in all instances the applicable percentage will become effective the month following receipt of the financial statements (and the date of this letter) and will be computed on a per annum basis, on the average of the net balances owing by the Company on such Libor Loan at the close of each day during such month.

        3. The definition of "Early Termination Date" is hereby amended by deleting the word "third" and inserting the word "fifth" in lieu thereof.

        4. The definition of "Early Termination Fee" is hereby amended by deleting the word "third" wherever it appears and inserting the word "fifth" in lieu thereof.

        5. The word "third" set forth in the first sentence of Section 10 is hereby deleted, and the worth "fifth" is inserted in lieu thereof.

        6. Notwithstanding 3, 4 and 5 above, in the event a Material Ownership Change (defined as Green Equity Investors, L.P. decreasing their common stock holdings in the Company to less than twenty-five percent (25%)) occurs prior to June 30, 1998, then the amendments set forth in 3, 4 and 5 above will have no force and effect.

Except as otherwise hereinabove provided, no other amendment or modification of the Agreement is hereby intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.


                                                Very truly yours,

                                                The CIT Group/Business Credit,
                                                Inc. (as Agent and Lender)

                                                By: /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                TITLE: Vice President
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Read and Agreed to:

United Merchandising Corp.

By:    /s/ CHARLES P. KIRK
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           Charles P. Kirk
Title: Senior Vice President & Chief
       Financial Officer
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BT Commercial Corporation (as Lender)

By:    /s/ [SIGNATURE ILLEGIBLE]
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Title: Senior Vice President
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National Bank of Canada (as Lender)

By:    /s/ [SIGNATURES ILLEGIBLE]
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Title: VICE PRESIDENT         VP
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Sanwa Business Credit Corporation (as Lender)

By:    /s/ [SIGNATURE ILLEGIBLE]
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Title: First Vice President
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Transamerica Business Credit (as Lender)

By:    /s/ [SIGNATURE ILLEGIBLE]
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Title: Senior Account Executive
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